SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                              December 1, 2000
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                     (Date of earliest event reported)


                          THE WARNACO GROUP, INC.
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           (Exact name of Registrant as specified in its charter)

DELAWARE                                1-10857            95-4032739
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(State of Other Jurisdiction of    (Commission File     (IRS Employer
  Incorporation)                     Number)            Identification Number)


                  90 Park Avenue, New York, New York 10016
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        (Address of principal executive offices, including zip code)


                               (212) 661-1300
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            (Registrant's telephone number, including area code)


                               Not Applicable
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       (Former name or former address, if changed since last report)





ITEM 5.           OTHER EVENTS.

         The Registrant's subsidiary Designer Holdings Ltd. has delivered a notice dated the date hereof, a copy of which is attached hereto and incorporated herein by reference in its entirety, to The Bank of New York, as Trustee, under the Indenture dated as of November 6, 1996, relating to the 6% Convertible Subordinated Debentures Due 2016.


ITEM 7.          EXHIBITS.

Exhibit Number   Description of Exhibits

99.10 Notice provided by Designer Holdings Ltd. to The Bank of New York, as Trustee, under the Indenture dated as of November 6, 1996.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      THE WARNACO GROUP INC.

                                      By: /s/ Stanley P. Silverstein
                                         -------------------------------
                                      Name:   Stanley P. Silverstein
                                      Title:  Vice President, General Counsel
                                              and Secretary


Dated:   December 1, 2000